Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of May 22, 2009 (this “Amendment”), is entered into in connection with that certain Second Amended and Restated Sale and Servicing Agreement, dated as of April 18, 2008 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”), by and among NEWSTAR CP FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”), NEWSTAR FINANCIAL, INC., a Delaware corporation (together with its successors and assigns, the “Company”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), as the Swingline Purchaser, each of the Institutional Purchasers, Conduit Purchasers and Purchaser Agents party thereto, WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (together with its successors and assigns, “WCM”), as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and as the WBNA Agent (together with its successors and assigns in such capacity, the “WBNA Agent”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “US Bank”), not in its individual capacity but as the trustee (together with its successors and assigns in such capacity, the “Trustee”), and LYON FINANCIAL SERVICES, INC., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

R E C I T A L S

WHEREAS, the parties hereto previously entered into the Agreement;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

The definition of “Termination Date” in Section 1.1 of the Agreement is hereby amended to replace the date “June 1, 2009” therein with the date “July 15, 2009”.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth therein.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Seller and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Agreement; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 4. CONDITIONS PRECEDENT.

This Amendment shall become effective on the date on which each party hereto has delivered a duly executed signature page hereto to the Administrative Agent (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent).

SECTION 5. MISCELLANEOUS.

This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

This Amendment may not be amended or otherwise modified except as provided in the Agreement.

The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	NEWSTAR CP FUNDING LLC

	By:	NewStar Financial, Inc.,
its Designated Manager

	By:	/s/ JOHN KIRBY BRAY
	Name:	John Kirby Bray
	Title:	Chief Financial Officer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ JOHN KIRBY BRAY
	Name:	John Kirby Bray
	Title:	Chief Financial Officer

THE ADMINISTRATIVE AGENT AND THE WBNA AGENT:	WACHOVIA CAPITAL MARKETS, LLC

	By:	/s/ JASON POWERS
	Name:	Jason Powers
	Title:	Director

WBNA:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ RAJ SHAH
	Name:	Raj Shah
	Title:	Managing Director

THE SWINGLINE PURCHASER:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ RAJ SHAH
	Name:	Raj Shah
	Title:	Managing Director

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/s/ RALPH J. CREASIA, JR.
	Name:	Ralph J. Creasia, Jr.
	Title:	Vice President

THE BACKUP SERVICER:	LYON FINANCIAL SERVICES, INC., d/b/a U.S. Bank Portfolio Services not in its individual capacity but solely as Backup Servicer

	By:	/s/ JOSEPH ANDRIES
	Name:	Joseph Andries
	Title:	Senior Vice President